Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350

In connection with the Amendment No. 1 to the Annual Report of AECOM Technology Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John M. Dionisio, Chief Executive Officer of the Company, and Stephen M. Kadenacy, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN M. DIONISIO
John M. Dionisio
Chairman and Chief Executive Officer
March 23, 2012

/s/ STEPHEN M. KADENACY
Stephen M. Kadenacy
Executive Vice President and Chief Financial Officer
March 23, 2012